News Release

Contact:
Brad Cohen
Public Relations
Quantum Corp.
408-944-4044
brad.cohen@quantum.com

Brinlea Johnson or Allise Furlani
Investor Relations
The Blueshirt Group
212-331-8424 or 212-331-8433
brinlea@blueshirtgroup.com or allise@blueshirtgroup.com
For Release: Aug. 31, 2017 1:15 p.m. PDT

Quantum Corporation Board Appoints Raghu Rau as Executive Chairman

Also Announces Formation of a Strategy Committee

SAN JOSE, Calif. - Aug. 31, 2017 - Quantum Corp. (NYSE: QTM) today announced that its board of directors has appointed current Chairman Raghu Rau to serve as Executive Chairman on a temporary basis. In this role, Mr. Rau will exercise more active operational and strategic oversight on behalf of the board, including participating in investor meetings and conferences and assisting Quantum’s management team with engagement of key company stakeholders.

In addition, the board has formed a Strategy Committee to help implement the company’s previously announced transformation initiative - including assessing and acting on the recommendations of AlixPartners and evaluating Quantum’s strategy in the context of changing market dynamics - and drive shareholder value. The committee will be led by Alex Pinchev as Chairman, and Adalio Sanchez, Marc Rothman and Mr. Rau will serve as members.

“I am honored to be taking on the role of Executive Chairman as the company launches its transformation initiative,” said Mr. Rau. “As previously indicated, the newly reconstituted board is fully committed to acting with a sense of urgency to deliver value to our shareholders, and this is another step in that regard. I am very pleased that we have formed the Strategy Committee and commenced our engagement with AlixPartners. The board and our senior management team have begun working closely with the firm to aggressively pursue cost savings that will also enhance our ability to invest in growth initiatives and drive greater innovation to meet customers’ needs.”

About Quantum
Quantum is a leading expert in scale-out tiered storage, archive and data protection, providing solutions for capturing, sharing and preserving digital assets over the entire data lifecycle. From small businesses to major enterprises, more than 100,000 customers have trusted Quantum to address their most demanding data workflow challenges. Quantum’s end-to-end, tiered storage foundation enables customers to maximize the value of their data by making it accessible whenever and wherever needed, retaining it indefinitely and reducing total cost and complexity. See how at www.quantum.com/customerstories.
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Quantum and the Quantum logo are registered trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.

“Safe Harbor” Statement: This press release contains “forward-looking” statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Specifically, but without limitation, statements relating to the Company’s transformation initiative, including, the formation of the Strategy Committee, the engagement of AlixPartners and the results expected from the transformation initiative, are forward-looking statements within the meaning of the Safe Harbor. All forward-looking statements in this press release are based on information available to Quantum on the date hereof. These statements involve known and unknown risks, uncertainties and other factors that may cause Quantum’s actual results to differ materially from those implied by the forward-looking statements, including the risk that the Company is unable to execute the transformation initiative as expected, or at all, or that the transformation initiative does not produce the expected results or has an adverse effect on the Company’s business and operations, as well as the risk that the Company’s business does not develop as expected. More detailed information about Quantum’s risk factors are set forth in Quantum’s periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors,” in Quantum’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 1, 2017 and in Quantum’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 9, 2017. Quantum expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.